UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

AMBICOM HOLDINGS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-54608	26-2964607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8280 West Winona
Norridge, IL	60706
(Address of principal executive offices)	(Zip Code)

312-339-3017

(Registrant’s telephone number, including area code)

877 Cedar Street

Suite 150

Santa Cruz, CA 95060

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for software interest rate levels; the availability of financing; and other risks associated with licensing software, including risks that the licensee will not pay its royalties, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2017, the Company and Voosh, LLC (“Voosh”) entered into a Software License Agreement (the “License Agreement”) in perpetuity. The License Agreement limits Voosh’s use and distribution of the Company’s software to the Enterprise and SMB markets, and requires Voosh to pay to the Company a royalty, quarterly, based on Voosh’s gross revenues from the sale and use of the Company’s software. Under the terms of the License Agreement, the royalty percent Voosh will pay the Company is 10% during the first twelve months, 20% during the following twelve months, and 30% in perpetuity thereafter. Voosh is owned by The Cornell Family Trust and Swoosh, LLC, majority holders of the common stock of the Company.

Item 1.03 Bankruptcy or Receivership.

On October 20, 2015, PC Drivers Headquarters, LP (“PC Drivers”) filed a breach of contract claim against the Company in Texas State Court, Travis County. By motion of the Company, the lawsuit was removed to the United States District Court, Western District of Texas, Austin Division, on November 17, 2015. (PC Drivers Headquarters, LP vs. AmbiCom Holdings, Inc., United States District Court, Western District of Texas, Austin Division (Case No. 1:15-cv-01038-RP) (the “First Texas Action”)

On April 29, 2016, the United States District Court, Western District of Texas, Austin Division entered its Default Judgment against the Company, granting PC Drivers monetary relief in the amount of $318,518.98 and certain injunctive relief, including, without limitation, granting PC Drivers a royalty free license in certain of the Company’s intellectual property in the consumer market.

On August 15, 2016, on a motion from PC Drivers, the United States District Court Northern District of California, San Jose Division, appointed Michael S. Warda, receiver over a patent owned by the Company, at the request of a debtor, PC Drivers, to hold a public sale of the patent at which PC Drivers would be permitted to credit bid its default judgment (PC Drivers Headquarters, LP vs. AmbiCom Holdings, Inc, United States District Court, Northern District of California, San Jose Division (Case No. CV 16 80125-HRL)) (the “San Jose Action”)

On October 26, 2016, the Company filed a motion opposing the public sale, instead supporting a private sale to Voosh for aggregate consideration of $1,000,000, comprised of a cash payment of $365,000, assumption of certain debt obligations of the Company in an aggregate principal amount of $178,000, and royalty payments to the Company in the amount of $457,000.

On January 12, 2017, the receiver determined that a public sale of the patent was preferable to a private sale.

2 of 7

On January 19, 2017, the Company determined not to pursue the private sale of the patent to Voosh, and filed a Motion to Set Aside Default Judgment with the United States District Court, Western District of Texas, Austin Division, relating to the First Texas Action, and on January 23, 2013 filed a Request for Stay with United States District Court, Northern District of California, San Jose Division, relating to the San Jose Action.

On March 10, 2017, the United States District Court, Northern District of California, San Jose Division, denied the Company’s request for a stay of the San Jose action, and scheduled a status conference on April 4, 2017 to determine the sale procedure for the patent subject to the receivership. At the status conference, the Company and PC Drivers reached a settlement pursuant to which the Company agreed to pay PC Drivers $333,000 on April 18, 2017, and acknowledged the continuance of the First Texas Action as it related to the Company’s objection to the injunctive relief granted by the court, and the Second Texas Action. The Company made the payment on April 18, 2017 and the San Jose Action has been concluded and the receivership over the patent owned by the Company has been terminated.

On March 20, 2017, the United States District Court, Western District of Texas, Austin Division, denied the Company’s motion to set aside the default judgment relating to the First Texas Action.

On March 24, 2017, the Company filed a Motion for Reconsideration with the United States District Court, Western District of Texas, Austin Division, as to the injunctive relief contained in the default judgment was not requested by PC Drivers in its complaint relating to the First Texas Action.

The court denied this motion on April 4, 2017, and on April 18, 2018 the Company filed a Notice of Appeal with the United States Court of Appeals for the Fifth Circuit relating to the First Texas Action.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 12, 2017, the Company entered into a secured revolving note agreement with Voosh. The principal amount available to the Company under the note is $130,000 (“Secured Revolving Loan Note”). The Secured Revolving Loan Note matures on July 12, 2018. At maturity, the Company may elect that the then outstanding principal balance of loans under the Secured Revolving Loan Note (plus accrued interest thereon through and including the maturity date) then due and owing under the Secured Revolving Loan Note may be repaid by the issuance of freely tradable common stock of the Company at a price for each share of common stock equal to 65% of the lowest trading price of the common stock as reported on the National Quotations Bureau OTCQB exchange which the Company’s shares are traded or any exchange upon which the common stock may be traded in the future, for the twenty prior trading days prior to the maturity date. Interest on loans outstanding under the Secured Revolving Loan Note accrues at 8.00% per annum, payable quarterly.

On April 18, 2017, the Company and Voosh entered into a First Amendment to the Secured Revolving Loan Note increasing the amount available to the Company to $ 475,000.

Item 5.01 Changes in Control of Registrant.

The Company is authorized to issue 2,700,000,000 of common stock. As of April 20, 2017, the Company has issued and outstanding 1,045,768,102 shares of common stock, of which 1,006,713,522 is in restricted form. Each share of common stock of the Company is entitled to one (1) vote in matters requiring shareholder approval.

On August 19, 2016, the Company issued 400,000,000 restricted shares of its common stock to Tom Nelson in lieu of payment for past services performed on behalf of the Company (the “Nelson Restricted Stock”). The Company has been advised that on October 4, 2016, the Cornell Family Trust acquired the Nelson Restricted Stock for a cash payment of $3,000 in a private transaction. Cornell Family Trust’s source of funds were from trust account assets. Kevin Cornell, the CEO and 60% owner of Voosh, is a trustee of the Cornell Family Trust. Kevin Cornell is the former President of the Company and a former member of the Board of Directors of the Company. The Cornell Family Trust’s purchase of the Nelson Restricted Stock represents 38.25% of the Company’s issued and outstanding common stock.

3 of 7

The Company has been advised that on February 16, 2017, Voosh acquired (i) 100,202,357 shares of restricted common stock of the Company from Xue Guo, a former consultant to the Company, for a cash payment of $20,000 in a private transaction, Voosh’s source of funds were from funds previously contributed to Voosh by its minority investor (the “Gou Restricted Stock”), (ii) 100,000,000 shares of restricted common stock of the Company from John W. Wang, Jr., a former employee of the Company, for a cash payment of $20,000 in a private transaction, Voosh’s source of funds were from funds previously contributed to Voosh by its minority investor (the “Hwang Jr. Restricted Stock”), and (iii) 117,000,000 shares of restricted common stock of the Company from John Wang , the former CEO of the Company, for a cash payment of $20,000 in a private transaction, Voosh’s source of funds were from funds previously contributed to Voosh by its minority investor (the “Hwang Restricted Stock”).

Voosh’s purchase of the Guo Restricted Stock, Hwang Jr. Restricted Stock and the Hwang Restricted Stock represents 30.33% of the Company’s issued and outstanding common stock.

Voosh is 60% owned by the Cornell Family Trust and 40% owned by Swoosh, LLC. Kevin Cornell, the CEO of Voosh, is a trustee of the Cornell Family Trust. Kevin Cornell is the former President of the Company and a former member of the Board of Directors of the Company. The Cornell Family Trust’s purchase of the Nelson Restricted Stock and the purchase by Voosh of the Guo Restricted Stock, the Hwang Jr. Restricted Stock and the Hwang Restricted Stock collectively represents 68.58% of the Company’s issued and outstanding common stock, which provides the Cornell Family Trust and Voosh with the majority control of the Company. There is no arrangement or understanding among members of both the former and new control groups and their associates with respect to the election of directors or other matters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2015, Kevin Cornell resigned as the President and member of the Board of Directors of the Company.

On October 27, 2016, Alain Lewand, 59, was retained as the Chief Executive Officer of the Company and appointed to its Board of Directors. For his services as Chief Executive Officer, Mr. Lewand receives cash compensation of $5,000 per month, and a stock award of $5,000 per month priced as of the close of the first trading day of each month during his contract term. Mr. Lewand’s current contract expires on April 30, 2017.

Mr. Lewand has been involved in the public market sector for the past 25 years, advising companies in the restructuring their financial and business operations and investor relations. Prior to joining AmbiCom, Mr Lewand was employed from 1996-2016 as Managing Director for Institutional Analyst. Focusing on assisting public and private companies in all business related components.

On September 12, 2016, Rob Radoff resigned from the Board of Directors of the Company.

On October 27, 2016, John S. Hwang resigned his position as a member of the Company’s Board of Directors and as Chief Executive Officer and Chief Financial Officer of the Company and all of its Subsidiaries.

Section 8 - Other Events

Item 8.01 Other Events.

On March 6, 2017, the Company filed a breach of contract claim against PC Drivers in the United States District Court, Western District of Texas. Austin Division. (AmbiCom Holdings, Inc. v. PC Drivers Headquarters, L.P., (Case No 1:17-cv-00204) (“Second Texas Action”). In the Second Texas Action, the Company alleges various breaches of contact relating to payments due and owing to the Company by PC Drivers, as well as impermissible uses of the Company’s intellectual property by PC Drivers, and is alleging damages in excess of $10,000,000.

On March 8, 2017, the Company was served with a complaint alleging breach of contract claim by Biznet Ventures Worldwide, Inc, (“Biznet”), a former consultant to the Company, (Biznet Ventures Worldwide, Inc. vs. AmbiCom Holdings, Inc. and Al Lewand, Circuit Court of the 18th Judicial Circuit, DuPage County – Wheaton, Illinois (Case No. 2017L000195). The Company denies the allegations in the complaint, and is objecting to the use of Adam S. Tracy by Biznet in connection with this litigation matter. Mr. Tracy was added to the SEC Prohibited Attorney list on March 1, 2017. The Company has requested that the proceeding be removed to Federal Court.

4 of 7

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	License Agreement dated February 14, 2017 between AmbiCom Holdings, Inc. and Voosh, LLC.

10.2	Secured Revolving Loan Note dated January 12, 2017.

10.3	Amended and Restated Secured Revolving Loan Note dated April 18, 2017.

17.1	Resignation communication of Kevin Cornell.

17.2	Resignation communication of Robert Radoff.

17.3	Resignation of John Hwang.

5 of 7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBICOM HOLDINGS, INC.

Dated: May 5, 2017	By:	/s/ Alain Lewand
	Name:	Alain Lewand
	Title:	Chief Executive Officer

6 of 7

EXHIBIT INDEX

Exhibit Number	Description

10.1	License Agreement dated February 14, 2017 between AmbiCom Holdings, Inc. and Voosh, LLC.

10.2	Secured Revolving Loan Note dated January 12, 2017.

10.3	First Amendment to the Secured Revolving Loan Note dated April 18, 2017.

17.1	Resignation communication of Kevin Cornell.

17.2	Resignation communication of Robert Radoff.

17.3	Resignation of John Hwang.

7 of 7